                                                                    EXHIBIT 99.3












                        THE PEOPLES PUBLISHING GROUP INC.
                              FINANCIAL STATEMENTS
                            FOR THE NINE MONTHS ENDED
                               SEPTEMBER 30, 1998

                        THE PEOPLES PUBLISHING GROUP INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998


ASSETS

CURRENT ASSETS

Cash and Cash Equivalents                                             $1,194,850
Accounts Receivable - Net of
         Allowance for Doubtful
         Accounts $ 38,053                                             1,316,062
Inventory                                                                380,525
Deferred Pre-publication Costs                                           252,000
Prepaid Catalog Expenses                                                  11,080
Prepaid Expenses                                                           3,368
Deferred Income Taxes                                                     27,060
Advance Royalties                                                         60,000
                                                                      ----------

TOTAL CURRENT ASSETS                                                                      $3,244,945


FIXED ASSETS

Furniture and Fixtures                                                    31,491
Computer Equipment                                                       152,860
                                                                      ----------
Total Fixed Assets                                                       184,351
Accumulated Depreciation                                                  73,487
                                                                      ----------

NET FIXED ASSETS                                                                             110,864

OTHER ASSETS

Advance Royalties                                                         38,137
Net Copyrights                                                            64,007
N.R.P. Futures List Royalty                                               37,678
Pre-publication Costs                                                    208,653
Goodwill                                                                  19,792
Loan Receivable Officers                                                 125,000
Deferred Income Taxes                                                     41,644
Security Deposits                                                          4,695
                                                                      ----------

TOTAL OTHER ASSETS                                                                           539,606
                                                                                          ----------

TOTAL ASSETS                                                                              $3,895,415
                                                                                          ==========

                        THE PEOPLES PUBLISHING GROUP INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998




LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts Payable                                                    $ 1,500,174
Accrued Expenses                                                         91,938
Current Portion Line of Credit                                          296,000
Current Portion of Loan Payable Bank                                     23,517
Current Income Taxes Payable                                              3,091
                                                                     ----------
TOTAL CURRENT LIABILITIES                                                                $ 1,914,720



MANDATORY REDEEMABLE PREFERRED STOCK                                                       2,622,645

STOCKHOLDERS' EQUITY (DEFICIT)

Common Stock                                                                600
Additional Paid In Capital                                              134,400
Retained Earnings                                                      (776,950)
                                                                     -----------

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                                        (641,950)
                                                                                         -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                     $ 3,895,415
                                                                                         ===========

                       THE PEOPLES PUBLISHING GROUP INC.
                            STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998




Net Sales                                        $5,292,838

Cost of Sales                                     2,692,362
                                                 ----------

Gross Profit                                      2,600,476

Selling and Administrative Expenses               1,646,731
                                                 ----------

Income from Operations                              953,121

Other Income (Expenses)

Interest Income                                      20,326
Interest Expense                                    (10,950)
                                                 ----------
Net Income Before Taxes                             963,121

Income Tax Provision                                393,435
                                                 ----------

Net Income                                          569,686

Preferred Stock Dividends                            71,881
                                                 ----------

Net Income Applicable to Common Stockholders     $  497,805
                                                 ==========

                        THE PEOPLES PUBLISHING GROUP INC.
                             STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



CASH FLOWS FROM OPERATING ACTIVITIES

Net Income                                                                      $ 569,686
Adjustments to Reconcile Net Income to
         Net Cash Provided By Operating Activities:

         Depreciation                                   $  18,242
         Amortization                                      39,206

CHANGES IN ASSETS AND LIABILITIES

         Increase in Accounts Receivable                 (669,761)
         Increase in Inventory                            (43,628)
         Decrease in Prepaid Catalog Expenses              50,109
         Increase in Prepaid Expenses                      (1,868)
         Increase in Pre-Publication Costs               (182,637)
         Increase in Advance Royalties                    (24,872)
         Decrease in Deferred Income Taxes                257,763
         Increase in Accounts Payable                     811,879
         Decrease in Accrued Expenses                      (8,302)
         Increase in Income Taxes Payable                     329
                                                        ---------

    Total Adjustments                                                             245,802
                                                                                ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                       $ 815,488

                        THE PEOPLES PUBLISHING GROUP INC.
                             STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



NET CASH PROVIDED BY OPERATING ACTIVITIES - continued                           $   815,488

CASH FLOWS FROM INVESTING ACTIVITIES

         Purchase of Fixed Assets                                                   (65,103)

CASH FLOWS FROM FINANCING ACTIVITIES

         Proceeds from Borrowings of Credit Line              296,000
         Payments on Installment Notes                        (33,651)
                                                          -----------

Net Increase From Financing Activities                                              262,349
                                                                                -----------

Net Increase in Cash and Cash Equivalents                                         1,012,734

Cash and Cash Equivalents at Beginning of Year                                      182,116
                                                                                -----------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $ 1,194,850
                                                                                ===========

                        THE PEOPLES PUBLISHING GROUP INC.
                          SCHEDULE OF RETAINED EARNINGS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



Retained Earnings - January 1, 1998              $(1,274,755)

Accrued dividends on mandatory redeemable
         preferred stock                             (71,881)

Net Income for the nine months  ended
         September 30, 1998                          569,686
                                                 -----------


Retained Earnings - September 30, 1998           $  (776,950)
                                                 ===========